UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 15, 2010
JAVELIN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-32949 (Commission File Number)	88-0471759 (I.R.S. Employer Identification No.)
125 CambridgePark Drive, Cambridge, Massachusetts 02140
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (617) 349-4500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 15, 2010, Javelin Pharmaceuticals, Inc. (“Javelin”) issued a press release announcing that the registration statement on Form S-4 filed by Myriad Pharmaceuticals, Inc. (“MPI”) relating to the proposed merger between Javelin and a subsidiary of MPI was recently declared effective by the Securities and Exchange Commission and mailing of the joint proxy statement/prospectus and Javelin’s proxy card contained therein will commence shortly. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibit is filed with this report:

Exhibit No.	Description

99.1	Press Release of Javelin Pharmaceuticals, Inc. dated March 15, 2010
IMPORTANT ADDITIONAL INFORMATION AVAILABLE
     In connection with the proposed merger with MPI, on February 12, 2010, MPI filed with the SEC a registration statement on Form S-4 (File No. 333-164890) (the “S-4”), which, as amended, was declared effective on March 12, 2010. The joint proxy statement/prospectus, dated March 12, 2010, of MPI and Javelin included in the S-4 was filed with the SEC under Rule 424(b) of the Securities Act of 1933 on March 12, 2010 and will be mailed to Javelin stockholders and MPI stockholders. Investors and security holders are urged to read the S-4 and the joint proxy statement/prospectus (including all amendments and supplements thereto) and the other relevant materials because they contain important information about Javelin, MPI and the proposed merger. The S-4, joint proxy statement/prospectus and other relevant materials, and any and all documents filed by Javelin or MPI with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Javelin by directing a written request to Javelin Pharmaceuticals, Inc., 125 CambridgePark Drive, Cambridge, MA 02140, Attention: Investor Relations and by MPI by directing a written request to Myriad Pharmaceuticals, Inc., 305 Chipeta Way, Salt Lake City, UT 84108, Attention: Secretary. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.
     Javelin, MPI and their respective executive officers and directors and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of Javelin and MPI in connection with the proposed merger. Information regarding Javelin’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2009, filed with the SEC on March 8, 2010. Information about the executive officers and directors of MPI and their ownership of MPI common stock is set forth in MPI’s annual report on Form 10-K for the year ended June 30, 2009, filed with the SEC on September 28, 2009. Certain directors and executive officers of Javelin may have direct or indirect interests in the merger due to securities holdings, pre-existing or future indemnification arrangements and rights to severance payments if their employment is terminated prior to or following the merger. To the extent that any of the Javelin or MPI participants will receive any additional benefits in connection with the merger, the details of those benefits are described in the joint proxy statement/prospectus. Investors and security holders may obtain additional information regarding the direct and indirect interests of Javelin, MPI and their respective executive officers and directors in the proposed merger by reading the joint proxy statement/prospectus regarding the proposed merger.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Javelin Pharmaceuticals, Inc.
Date: March 15, 2010	By:	/s/ Martin J. Driscoll
		Name:	Martin J. Driscoll
		Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Document

99.1	Press Release of Javelin Pharmaceuticals, Inc. dated March 15, 2010